Exhibit 10.40


                                 Lock-Up Agreement

                                 November 1, 1999

Goldman, Sachs & Co.
Hambrecht & Quist LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
First Albany Corporation
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

	Re:	Plug Power Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the "Representatives"), have entered into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Plug Power Inc., a newly- formed Delaware corporation (the "Company") that will succeed by merger (the "Merger") immediately prior to the offering described below to all the assets and liabilities of Plug Power, L.L.C., a Delaware limited liability company (the "LLC"), providing for a public offering of the Common Stock of the Company (the "Shares") pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "SEC").

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Prospectus covering the public offering of the Shares and continuing to and including the date 180 days after the date of such final Prospectus, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Membership Interests in the LLC or shares of Common Stock of the Company, or any options or warrants to purchase any Membership Interests in the LLC or shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive Membership Interests in the LLC or shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "MTI Shares").

The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the MTI Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the






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MTI Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

The undersigned further represents and agrees that the undersigned has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, or which has otherwise constituted or will constitute any prohibited bid for or purchase of the Shares or any related securities.

Notwithstanding the foregoing, the undersigned may (i) transfer the MTI Shares as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) transfer the MTI Shares to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) pledge the MTI Shares to KeyBank pursuant to that certain Stock Pledge Agreement, dated as of November 2, 1999, by and among the undersigned and KeyBank (a copy of which is attached hereto as Exhibit A), provided that KeyBank executes the letter attached hereto as Exhibit B, agreeing to be bound by the restrictions set forth herein with respect to the MTI Shares, or (iv) with the prior written consent of Goldman, Sachs & Co. on behalf of the Underwriters. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii),
(iii), or (iv) above, for the duration of this Lock- Up Agreement will have, good and marketable title to the Undersigned's Membership Interests in the LLC (prior to effectiveness of the Merger) and Shares (after effectiveness of the Merger), free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the MTI Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

					Very truly yours,
					MECHANICAL TECHNOLOGY INCORPORATED


					By:______________________________________
						Name:	Cynthia A. Scheuer
						Title:	Vice President and CFO

                                   Exhibit A

                             Stock Pledge Agreement


                                   Exhibit B

                            [Letterhead of KeyBank]



Goldman, Sachs & Co.
Hambrecht & Quist LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
First Albany Corporation
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

Re: Plug Power Inc. - Mechanical Technology Incorporated Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the "Representatives"), have entered into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Plug Power Inc., a Delaware corporation (the "Company"), and Plug Power, LLC, providing for a public offering of the Common Stock of the Company (the "Shares") pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "SEC").

The undersigned also understands that in connection with such offering you have received a Lock-up Agreement dated as of November 2, 1999, from Mechanical Technology Incorporated ("MTI"), an executed copy of which is attached hereto as Exhibit A (the "MTI Lock-Up Agreement"). The undersigned further understands that the MTI Lock-Up Agreement permits MTI to pledge the MTI Shares (as defined therein) to the undersigned, only upon the execution by the undersigned of this agreement.

In consideration of the agreement by the Underwriters to offer and sell the Shares and to permit the pledge of the MTI shares to the undersigned, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees, with respect to the MTI Shares, to be bound by all of the restrictions applicable to MTI and the MTI Shares under the MTI Lock-Up Agreement, to the same extent and on the same terms and conditions as would have been applicable to MTI thereunder in the absence of the pledge of MTI Shares to the undersigned. The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

						Very truly yours,

						KEYBANK


						By:_____________________________
						  	Name:
							Title: